Exhibit 4(b)


                                LETTER OF TRANSMITTAL

                             UNISOURCE ENERGY CORPORATION

                             OFFER TO EXCHANGE ANY OR ALL

                    WARRANTS TO PURCHASE SHARES OF COMMON STOCK OF
                            TUCSON ELECTRIC POWER COMPANY
                                         FOR
           WARRANTS EXPIRING IN 1999 TO PURCHASE SHARES OF COMMON STOCK OF
                             UNISOURCE ENERGY CORPORATION
                                         AND
           WARRANTS EXPIRING IN 2000 TO PURCHASE SHARES OF COMMON STOCK OF
                             UNISOURCE ENERGY CORPORATION

           ---------------------------------------------------------------
           THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
           TIME, ON         , 1998, UNLESS EXTENDED (THE "EXPIRATION
                    ----- --
           DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
           ---------------------------------------------------------------

                                     Deliver To:
                         The Bank of New York, Exchange Agent

          By Registered or          By Facsimile:          By Hand or
           Certified Mail:           (Eligible         Overnight Courier:
         The Bank of New York    Institutions Only)       The Bank of
          Tender & Exchange        (212) 815-6213           New York
              Department                               Tender & Exchange
            P.O. Box 11248                                 Department
        Church Street Station                          101 Barclay Street
          New York, New York                              Receive and
              10286-1248                                 Deliver Window
                                                       New York, New York
                                                             10286
                                Confirm by Telephone:
                                   (800) 507-9357

               DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

               The undersigned acknowledges that he or she has received and
          reviewed the Prospectus dated         , 1998 (the "Prospectus"),
                                        ----- --
          of UNISOURCE ENERGY CORPORATION (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange any and all outstanding warrants to purchase shares of common stock of Tucson Electric Power Company ("TEP") (the "TEP Warrants") for Warrants expiring in 1999 to purchase shares of common stock of the Issuer (the "1999 UNS Warrants") and Warrants expiring in 2000 to purchase shares of common stock of the Issuer (the "2000 UNS Warrants" and, together with the 1999 UNS Warrants, the "UNS Warrants"). Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

               This Letter of Transmittal is to be completed by a Holder of TEP Warrants and forwarded with any certificates for TEP Warrants to be tendered pursuant to the Exchange Offer.

               Any beneficial owner whose interests in the TEP Warrants are registered in the name of a broker, dealer, commercial bank, trust company or other securities intermediary and who wishes to tender such TEP Warrants in the Exchange Offer should contact such securities intermediary promptly and instruct such securities intermediary to tender on such beneficial owner's behalf. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter of Transmittal and delivering such owner's TEP Warrants, either make appropriate arrangements to register ownership of the TEP Warrants in such owner's name or obtain a properly completed assignment from the registered Holder of such TEP Warrants. The transfer of registered ownership may take considerable time and might not be completed prior to the Expiration Date.

               In order to properly complete this Letter of Transmittal, a Holder of TEP Warrants must (i) complete the box entitled "DESCRIPTION OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK OF TUCSON ELECTRIC POWER COMPANY (THE "TEP WARRANTS"), (ii) if appropriate, check and complete the boxes relating to Special Issuance Instructions and Special Delivery Instructions and (iii) sign this Letter of Transmittal by completing the box entitled "Please Sign Here". Each Holder of TEP Warrants should read carefully the detailed instructions below prior to completing this Letter of Transmittal.

               Holders of TEP Warrants who wish to tender their TEP Warrants for exchange must complete columns 1 through 3 in the box below entitled "DESCRIPTION OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK OF TUCSON ELECTRIC POWER COMPANY (THE "TEP WARRANTS") and sign the box below entitled "Please Sign Here."
          If these columns are completed, such Holder of TEP Warrants will have tendered for exchange all of such Holder's TEP Warrants.

               The term "Holder" with respect to the Exchange Offer means
          (i) any person in whose name TEP Warrants are registered on the books of TEP, or (ii) any other person who has obtained a properly completed assignment from a registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their TEP Warrants must complete this letter in its entirety.

                    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                       CAREFULLY BEFORE COMPLETING THESE BOXES

           ---------------------------------------------------------------
            DESCRIPTION OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK OF
                  TUCSON ELECTRIC POWER COMPANY (THE "TEP WARRANTS")
           ---------------------------------------------------------------
                                                      NUMBER
            NAMES AND ADDRESS(ES) OF                    OF
                   HOLDER(S)           CERTIFICATE   WARRANTS
           (PLEASE FILL IN, IF BLANK)   NUMBER(S)   TENDERED*
           ---------------------------------------------------------------
                                       -----------------------------------
                                       -----------------------------------
                                       -----------------------------------
                                       -----------------------------------
                                       -----------------------------------
                                       -----------------------------------
                                          TOTAL
           ---------------------------------------------------------------

           ---------------------------------------------------------------

           * Any tendering Holder of TEP Warrants will be deemed to have tendered the entire amount represented by the column labeled "Number of Warrants." See Instruction 4.

              If the space provided above is inadequate, list the
              certificate numbers, aggregate number of warrants and number of warrants tendered on a separate signed schedule and affix the list to this Letter of Transmittal.
           ---------------------------------------------------------------

          [ ]  CHECK HERE THAT CERTIFICATED TEP WARRANTS ARE ENCLOSED
               HEREWITH.

         -----------------------------           -----------------------------
         SPECIAL ISSUANCE INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS
         (See Instructions 6, 7 and 8)           (See Instructions 6, 7 and 8)

      To be completed ONLY if UNS To be completed ONLY if UNS Warrants issued in exchange for TEP Warrants issued in exchange for Warrants accepted for exchange are TEP Warrants accepted for to be issued in the name of someone exchange are to be sent to
      other than the undersigned.              someone    other     than    the
                                               undersigned,    or     to    the
                                               undersigned at  an address other
                                               than that shown above.

      Issue  certificate(s) in the name of:    Mail to:

      Name                                     Name
          -------------------------------          ---------------------------
                  (Please Print)                        (Please Print)

      Address                                  Address
             ----------------------------             ------------------------

      -----------------------------------       ------------------------------
               (Include Zip Code)                      (Include Zip Code)


      -----------------------------------       ------------------------------
        (Tax Identification or Social           (Tax Identification or Social
              Security No.)                             Security No.)


      -----------------------------------       ------------------------------

          Ladies and Gentlemen:

               Pursuant to the order of UNISOURCE ENERGY CORPORATION (the "Issuer") and upon the terms and subject to the conditions set
          forth in the Issuer's Prospectus dated July   , 1998 (the
                                                      --
          "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitute the Issuer's Offer (the "Exchange Offer") to exchange any and all outstanding warrants to purchase shares of common stock of Tucson Electric Power Company (the "TEP Warrants") for Warrants expiring in 1999 to purchase shares of common stock of the Issuer (the "1999 UNS Warrants") and Warrants expiring in 2000 to purchase shares of common stock of the Issuer (the "2000 UNS Warrants" and, together with the 1999 UNS Warrants, the "UNS Warrants").

               The TEP Warrants were issued to certain institutional investors (the "Initial Registered Holders") at an initial exercise price of $3.20 per share, pursuant to the Warrant Agreement, dated December 15, 1992 among the Initial Registered Holders and TEP (the "TEP Warrant Agreement"). In May 1996 TEP completed a one-for-five reverse split of its common stock. Pursuant to the terms of the TEP Warrant Agreement, the TEP Warrants are currently exercisable and expire December 15, 2002. The exercise terms are, giving effect to the reverse stock split, five TEP Warrants plus an exercise price of $16.00 for each share of TEP common stock.

               On January 1, 1998, TEP and the Company completed a statutory share exchange (the "Share Exchange"), pursuant to which the outstanding common stock of TEP was exchanged, on a share-for-share basis, for shares of the Company's Common Stock. The consummation of the Share Exchange did not convert the TEP Warrants into warrants to purchase shares of Company Common Stock. TEP common stock is no longer listed on any stock exchange and there is no established market for trading shares of TEP common stock.

               For each TEP Warrant surrendered to and accepted by the Company pursuant to the Exchange Offer, the Holder of such TEP
          Warrant will receive 0.20 1999 UNS Warrant and      2000 UNS
                                                         -----
          Warrant. One 1999 UNS Warrant will entitle the Holder to purchase one share of Company Common Stock at a purchase price of $16.00 through and including March 15, 1999 and one 2000 UNS Warrant will entitle the Holder to purchase one share of Company Common Stock at a purchase price of $16.00 through and including December 15, 2000.

               Subject to and effective upon the acceptance for exchange of the TEP Warrants tendered in accordance with this Letter of Transmittal and subject to the terms and conditions of the Exchange Offer, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the TEP Warrants tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered TEP Warrants with full power of substitution to
          (i) deliver certificates for such TEP Warrants to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, and (ii) present such TEP Warrants for transfer on the books of TEP and receive all benefits and otherwise exercise all rights of beneficial ownership of such TEP Warrants, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

               The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the TEP Warrants tendered hereby for the 1999 UNS Warrants and 2000 UNS Warrants, and that when such TEP Warrants are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

               The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and purchase of the TEP Warrants tendered hereby.

               For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange, and to have exchanged, validly tendered TEP Warrants if, as and when the Issuer has given oral or written notice thereof to the Exchange Agent. Except as otherwise provided in the Prospectus, tenders of TEP Warrants may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "THE EXCHANGE OFFER
          - Withdrawal of Tenders" in the Prospectus and Instruction 5 printed below.

               If any TEP Warrants are tendered and not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted TEP Warrants will be returned without expense to the tendering registered Holder thereof at the address shown below or at a different address as may be indicated herein in the box entitled "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

               All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

               The undersigned understands that tenders of TEP Warrants pursuant to the procedures described under the caption "THE EXCHANGE OFFER - Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. Except as otherwise stated in the Prospectus, this tender for exchange of TEP Warrants is irrevocable.

               Unless otherwise indicated in the box entitled "Special Issuance Instructions," please issue the certificates representing the UNS Warrants issued in exchange for certificated TEP Warrants accepted for exchange and return any certificated TEP Warrants not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please send the certificates representing the UNS Warrants issued in exchange for the certificated TEP Warrants accepted for exchange and any certificates for TEP Warrants not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the UNS Warrants issued in exchange for the certificated TEP Warrants accepted for exchange in the name(s) of, and return any certificated TEP Warrants not tendered or not exchanged and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any TEP Warrants from the name of the registered Holder(s) thereof if the Issuer does not accept for exchange any of the TEP Warrants so tendered.


               IN ORDER TO VALIDLY TENDER TEP WARRANTS FOR EXCHANGE, HOLDERS OF TEP WARRANTS MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

                                   PLEASE SIGN HERE

          X
          -------------------------------------------   -------------------
                                                               Date


          X
          -------------------------------------------   -------------------
               Signature(s) of Holder(s)                       Date
                or Authorized Signatory

          Area Code and Telephone Number:
                                          ---------------------------

               The above lines must be signed by the beneficial owners of the TEP Warrants or, in the case of certificated TEP Warrants, by the registered Holder(s) of TEP Warrants as their name(s) appear(s) on the TEP Warrants or by person(s) authorized to become registered Holder(s) by a properly completed assignment from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If TEP Warrants to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 6 regarding the completion of this Letter of Transmittal, printed below.


          Name(s):
                   --------------------------------------------------------


          -----------------------------------------------------------------
                                    (Please Print)

          Capacity:
                    -------------------------------------------------------

          Address:
                    -------------------------------------------------------


          -----------------------------------------------------------------
                                  (Include Zip Code)


                    Signature(s) Guaranteed by an Eligible Institution (as hereinafter defined):
                    (If required by Instruction 6)


                    -------------------------------------------------------
                    (Name of Eligible Institution Guaranteeing Signatures)

                    By
                       ----------------------------------------------------
                                    (Authorized Signature)


                       ----------------------------------------------------
                                        (Printed Name)


                       ----------------------------------------------------
                                            (Title)


                    Dated:                  , 1998
                           -----------------

                                     INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


               1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND TEP WARRANTS. The tendered TEP Warrants, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

               THE METHOD OF DELIVERY OF THE TENDERED TEP WARRANTS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR TEP WARRANTS SHOULD BE SENT TO THE ISSUER. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TRANSACTIONS CONTEMPLATED BY THE EXCHANGE OFFER FOR SUCH HOLDERS.

               All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered TEP Warrants and withdrawal of tendered TEP Warrants, as well as the interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal), will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all TEP Warrants not properly tendered or any TEP Warrants the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful.

               The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular TEP Warrants. Unless waived, any defects or irregularities in connection with tenders of TEP Warrants must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify registered Holders of defects or irregularities with respect to tenders of TEP Warrants, none of the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of TEP Warrants, nor shall any of them incur any liability for failure to give such notification. Tenders of TEP Warrants will not be deemed to have been made until such defects or irregularities have been cured or waived. Any TEP Warrants received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of TEP Warrants, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

               2. TENDER BY HOLDER. To tender TEP Warrants in the Exchange Offer, a Holder must complete, sign and date this Letter of Transmittal, or facsimile thereof, have the signatures thereon guaranteed if required by this Letter of Transmittal, and mail or otherwise deliver this Letter of Transmittal or such facsimile along with the certificates for TEP Warrants to the Exchange Agent prior to the Expiration Date. To be tendered effectively, this Letter of Transmittal, the TEP Warrants and other required documents must be received by the Exchange Agent at the address set forth on the cover hereof prior to the Expiration Date.

               3. TENDER BY BENEFICIAL HOLDER. Any beneficial owner whose interests in the TEP Warrants are registered in the name of a broker, dealer, commercial bank, trust company, nominee or other securities intermediary and who wishes to tender such TEP Warrants in the Exchange Offer should contact such securities intermediary promptly and instruct such securities intermediary to tender on such beneficial owner's behalf. If any such beneficial owner wishes to tender TEP Warrants on such owner's own behalf, such owner must, prior to completing and executing the Letter of Transmittal and delivering such owner's TEP Warrants, either make appropriate arrangements to register ownership of the TEP Warrants in such owner's name or obtain a properly completed assignment from the registered Holders of the TEP Warrants. The transfer of ownership may take considerable time and might not be completed prior to the Expiration Date.

               4. PARTIAL TENDERS. If less than all of the Warrants represented by a Warrant Certrificate is tendered, the tendering Holder should fill in the number of Warrants tendered in the third column ("Number of Warrants Tendered") of the box entitled "DESCRIPTION OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK OF TUCSON ELECTRIC POWER COMPANY (THE "TEP WARRANTS") above. The entire number of Warrants represented by a Warrant Certificate delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. In case of a partial tender for exchange, (i) a certificate(s) representing UNS Warrants issued in exchange for any TEP Warrants accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the TEP Warrants are accepted for exchange and (ii) a new certificate evidencing the number of TEP Warrants not tendered will be sent without expense to the tendering registered Holder, unless otherwise indicated in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

               5. WITHDRAWALS. A tender of TEP Warrants may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal (in the form of a telegram, facsimile transmission or letter) to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, such notice of withdrawal must (i) specify the name of such Holder,
          (ii) identify the number of TEP Warrants delivered for exchange,
          (iii) contain a statement that such Holder is withdrawing such TEP Warrants for exchange, and (iv) specify the TEP Warrants to be withdrawn (including the certificate number). Any such notice of withdrawal must be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such TEP Warrants were tendered (including any required signature guarantees). Properly withdrawn TEP Warrants may be retendered by following one of the procedures described in the section of the Prospectus entitled "THE EXCHANGE OFFER - Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

               6. SIGNATURES ON THE LETTER OF TRANSMITTAL; ASSIGNMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

               (i) If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the TEP Warrants tendered hereby, the signature must correspond with the name(s) as written on the face of the TEP Warrants without alteration, enlargement or any change whatsoever.

               (ii) If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of TEP Warrants tendered and the certificates for UNS Warrants issued in exchange therefor are to be issued (or any untendered number of TEP Warrants is to be reissued) to the registered Holder(s), the said Holder(s) need not and should not endorse any tendered TEP Warrants, nor provide a separate assignment. In any other case, such Holder(s) must either properly endorse the TEP Warrants tendered or transmit a properly completed separate assignment with this Letter of Transmittal, with the signatures on the endorsement or assignment guaranteed by an Eligible Institution (as defined below).

               (iii) If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any TEP Warrants, such TEP Warrants must be endorsed or accompanied by a properly completed assignment signed by such registered Holder(s) as such Holder(s)'s name appears on such TEP Warrants.

               (iv) If this Letter of Transmittal (or facsimile hereof) or any TEP Warrants or assignments are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

               (v) If any tendered TEP Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

               Endorsements on certificated TEP Warrants or signatures on assignments required by this Instruction 6 must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the TEP Warrants tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," or (b) if such TEP Warrants are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

               In the event that signatures on this Letter of Transmittal (or a notice of withdrawal) are required to be guaranteed, such guarantor must be a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution").

               7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders of TEP Warrants should indicate, in the applicable box or boxes, the name and address to which UNS Warrants or substitute TEP Warrants for TEP Warrants not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

               8. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of the TEP Warrants pursuant to the Exchange Offer. If, however, certificates representing UNS Warrants for TEP Warrants not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the Holder of TEP Warrants tendered, or if tendered TEP Warrants are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of the TEP Warrants pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

               Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the TEP Warrants listed in this Letter of Transmittal.

               9. RIGHT TO TERMINATE OR AMEND. Notwithstanding any other term of the Exchange Offer, the Company expressly reserves the right at any time prior to the Expiration Date, in its sole discretion, (i) to delay accepting any TEP Warrants and to extend the Exchange Offer, (ii) terminate the Exchange Offer, or (iii) to amend the terms of the Exchange Offer in any manner. See the
          section of the Prospectus entitled "THE EXCHANGE OFFER   Right to
          Terminate or Amend."

               10. MUTILATED, LOST, STOLEN OR DESTROYED TEP WARRANTS. Any tendering Holder whose TEP Warrants have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

               11.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.
          Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, nominee or other securities intermediary for assistance concerning the Exchange Offer.

          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE), TOGETHER WITH TEP WARRANT CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            (DO NOT WRITE IN SPACE BELOW)

                          ================================
                                          TEP        TEP
                          CERTIFICATE  WARRANTS   WARRANTS
                          SURRENDERED  TENDERED   ACCEPTED
                          --------------------------------
                          --------------------------------
                          ================================


          Delivery Prepared by           Checked By               Date
                               --------            ---------          -----